                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ----------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)     MARCH 17,  1997


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-2, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



       New Jersey              33-98734-09          Applied For
       ----------              -----------          -----------
       State or other          (Commission         (IRS Employer
       jurisdiction of         File Number)        ID Number)
       incorporation)


       2840  Morris  Avenue,  Union,  New  Jersey            7083
       ----------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                        908-686-2000
                                                   --------------


                                   n/a
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)

       Item 5          Other Events
                       ------------------------------------------



    Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 17, 1997 Remittance Date.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \S\ Harry Puglisi
                                        ------------------------------------
                                        Name:  Harry Puglisi
                                        Title:  Treasurer






Dated: March 31, 1997

  SERVICER'S CERTIFICATE                                     Revised  3/11/97


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2 FOR THE MARCH 12, 1997 DETERMINATION DATE


1.  AVAILABLE FUNDS                                               $4,547,501.95

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        129,475,965.06

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          9,745,502.74

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                          107,542,804.27

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                   2

    (B)  DOLLARS                                                      32,360.02

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                         0.00

5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                         235,781.61

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                      1,324,266.87

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                         0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                  90.36

8.  DELINQUENCY AND FORECLOSURE INFORMATION
         (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                  0.00


10. (A) CLASS A INTEREST DISTRIBUTION  AMOUNT:
        (i)    ACCRUED INTEREST                                      659,248.50
        (ii)   SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                            0.00
        (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                  4.81
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                    659,253.31
                                                                                     5.06338948
    (B) CLASS B INTEREST DISTRIBUTION  AMOUNT:
        (i)    ACCRUED INTEREST                                       53,397.30
        (ii)   SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                            0.00
        (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                  0.33
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                     53,397.63
                                                                                     5.44873776
    (C) CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
        (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                     249,371.72
        (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                  523,069.20
        (iii)  SUBSTITUTION  ADJUSTMENTS                                   0.00
        (iv)   UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                 0.00
        (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                               0.00
        (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                        (880.46)
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      771,560.46
                                                                                     5.92596359
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                      18,769.91
        (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                   39,370.80
        (iii)  SUBSTITUTION  ADJUSTMENTS                                   0.00
        (iv)   UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                 0.00
        (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                               0.00
        (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                         (66.27)
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                      58,074.44
                                                                                     5.92596327

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED  INSTRUMENTS                                                     2,490,295.25

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                             0.00



12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                                   128,704,404.60
                                                                                   988.51309217
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                                     9,687,428.30
                                                                                   988.51309184
    (C) POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                        106,713,169.37
                                                                                   762.23692407

13. (A) EXCESS SPREAD                                                                247,248.32

    (B) EXTRA INTEREST                                                               337,630.50

    (C) SPREAD ACCOUNT BALANCE                                                     2,490,295.25

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                                       3,739,960.93


14. (A) WEIGHTED AVERAGE MATURITY                                                       224.470

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         10.370%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                     126,510.21

    (B) PREMIUM PROTECTION FEE FOR THE RELATED
        DUE PERIOD                                                                   135,248.49

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT                                                                        5,377.14


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION  5.04 (b)                                                                  0.00

    (B) SECTION  5.04 (c)                                                                  0.00

    (C) SECTION  5.04 (d)(ii)                                                          3,909.68

    (D) SECTION  5.04 (e)                                                                  0.00

    (E) SECTION  5.04 (f)                                                            119,074.43


17. (A) CLASS A REMITTANCE RATE                                                          6.110%

    (B) CLASS B REMITTANCE RATE                                                          6.575%





                                                      Revised  3/11/97



18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                        0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                           31,678,663.53

    (C) AMOUNT ON DEPOSIT IN THE PRINCIPAL AND INTEREST ACCOUNT
        FOR BREACH OF WARRANTY                                                       565,347.13


19. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






         By: \S\ Harry Puglisi
         --------------------

         HARRY PUGLISI
         TREASURER